Marvin Kirschenbaum CERTIFIED PUBLIC ACCOUNTANT 332 Meehan Avenue Reads Landing West Lawrence, New York 11691-5431 (516) 239-3704

July 7, 2003

Securities and Exchange Commission
450 Fifth Street,NW
Washington, DC 20549

       Re:   Relocate411.com, Inc.

Gentleman:

We have read Item 4 included in the Form 8K dated July 7, 2003 of Relocate 411.com, Inc. filed with the Securities and Exchange Commission and agree with such statements.

Very truly yours,

/s/     Marvin Kirschenbaum

Marvin Kirschenbaum, CPA
Certified Public Accountants